CONSULTING GROUP CAPITAL MARKETS FUNDS (the “TRUST”)
MONEY MARKET INVESTMENTS

SUPPLEMENT DATED JUNE 8, 2007
TO THE PROSPECTUS DATED JANUARY 2, 2007, amended June 8, 2007

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or Statement of Additional Information.

MONEY MARKET INVESTMENTS (the “Portfolio”)

Effective June 8, 2007 through June 29, 2007, the Portfolio’s name will remain Government Money Investments, and the following information will replace certain disclosure in the section entitled “Money Market Investments—Principal investment strategies” beginning on page 34 of the Prospectus:

The Portfolio invests exclusively in U.S. dollar denominated short-term debt securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and in repurchase agreements with respect to these securities.

Credit Quality. The Portfolio invests exclusively in U.S. Treasury securities and other U.S. government securities rated by a nationally recognized statistical rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the subadviser.

Effective June 8, 2007 through June 29, 2007, the section entitled “Principal risks of investing in the Portfolio” beginning on page 34 of the Prospectus will include the following paragraph:

Investment in short-term U.S. government securities is generally the most conservative investment approach within the Portfolios. Over time, the Portfolio is likely to underperform the other investment options.